UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2015

JAMMIN JAVA CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52161 (Commission File Number)	264204714 (IRS Employer Identification No.)

4730 Tejon St., Denver, Colorado 80211
(Address of principal executive offices and Zip Code)

323-556-0746
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

All statements that are included in this Report other than statements of historical fact, are forward-looking statements. Forward-looking statements involve known and unknown risks, assumptions, uncertainties, and other factors. Statements made in the future tense, and statements using words such as “may,” “can,” “could,” “should,” “predict,” “aim’” “potential,” “continue,” “opportunity,” “intend,” “goal,” “estimate,” “expect,” “expectations,” “project,” “projections,” “plans,” “anticipates,” “believe,” “think,” “confident” “scheduled” or similar expressions are intended to identify forward-looking statements. Forward-looking statements are not a guarantee of performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and are beyond our control. These risks and uncertainties could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and therefore should be carefully considered. We caution you not to place undue reliance on the forward-looking statements, which speak only as of the date of this Report. We disclaim any obligation to update any of these forward-looking statements as a result of new information, future events, or otherwise, except as expressly required by law.

Item 2.02 Results of Operations and Financial Condition.

On February 9, 2015, Jammin Java Corp. (the “Company”) will be presenting at The Brewer Group Innovations Conference in Miami Beach, Florida, where the Company will discuss preliminary anticipated financial results for the three months ended January 31, 2015 and the fiscal year ended January 31, 2015, as described below.

Set forth below are the Company’s preliminary and anticipated unaudited results of operations for the three months ended January 31, 2015 and fiscal 2015 (the year ended January 31, 2015).  The Company’s complete financial statements and results of operations for the fiscal year ended January 31, 2015 will be included in the Company’s Annual Report on Form 10-K for the year ended January 31, 2015 (the “Form 10-K”), which the Company plans to file on or around May 1, 2015. The Company anticipates reporting the following in the Form 10-K:

            •           Revenue for the year ended January 31, 2015 of approximately $10 million (compared to $6.0 million for the year ended January 31, 2014), an increase of approximately $3.99 million or 65.7% from the prior year;

            •           Cost of sales for the year ended January 31, 2015 of approximately $7.0 million (compared to $4.9 million for the year ended January 31, 2014), which represents an increase of approximately $2.1 million or 42% from the prior year;

            •           Gross profit of approximately $2.4 million for the year ended January 31, 2015 (compared to gross profit of $0.7 million for the year ended January 31, 2014);

            •           Net loss of approximately $9.3 million for the year ended January 31, 2015 (compared to net loss of $6.7 million for the year ended January 31, 2014);

            •           Current assets of approximately $2.4 million as of January 31, 2015 (compared to $3.5 million as of January 31, 2014);

            •           Total assets of approximately $3.6 million as of January 31, 2015 (compared to $4.8 million as of January 31, 2014); and

            •           Total liabilities of $2.8 million as of January 31, 2015 (compared to $1.9 million as of January 31, 2014).

    The Company anticipates the following (a) results of operations for the three months ended January 31, 2015, compared to the three months ended January 31, 2014, and (b) balance sheet totals as of January 31, 2015, compared to January 31, 2014:

    •           Revenue for the quarter ended January 31, 2015 of approximately $3 million (compared to $1.5 million for the quarter ended January 31, 2014), an increase of approximately $1.5 million or 105% from the prior quarter;

            •           Cost of sales for the quarter ended January 31, 2015 of approximately $2 million (compared to $2.1 million for the quarter ended January 31, 2014), which represents an decrease of approximately $86 thousand or 4% from the prior quarter;

            •           Gross profit of approximately $663 thousand for the quarter ended January 31, 2015 (compared to gross loss of $1.1 million for the quarter ended January 31, 2014);

            •           Net loss of approximately $1.4 million for the quarter ended January 31, 2015 (compared to net loss of $4.1 million for the quarter ended January 31, 2014);

            •           Current assets of approximately $2.4 million as of January 31, 2015 (compared to $3.5 million as of January 31, 2014);

            •           Total assets of approximately $3.6 million as of January 31, 2015 (compared to $4.8 million as of January 31, 2014); and

            •           Total liabilities of $2.8 million as of January 31, 2015 (compared to $1.9 million as of January 31, 2014).

 Notwithstanding the above, the Company’s largest supplier of products recently verbally agreed to extend the Company’s required terms of payment from thirty days to one hundred and twenty days from the date product is received, which will provide the Company approximately $1.5 million of short term capital in the near term.

            The above preliminary anticipated results of operations are unaudited, remain subject to review and audit by the Company’s independent auditors, and while such financial information represents the Company’s good faith estimates of its results of operations and balance sheet totals for the items presented above, such results of operations and balance sheet totals as subsequently filed in the Company’s 2015 Form 10-K may ultimately be materially different (either more or less favorable) than those presented above. Readers should keep in mind that the above items have not been reviewed or audited, are not final and are subject to adjustment prior to the filing of the Company’s Form 10-K.  Readers are encouraged to read and review the Company’s Form 10-K (including, but not limited to the sections entitled “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Financial Statements and Supplementary Data”) once filed for more information on the Company, risks affecting the Company, its results of operations and financial condition.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure

The information described in Item 2.02 above including the preliminary anticipated revenue, net income and other financial information for the three months ended January 31, 2015 and for the Company’s fiscal year ended January 31, 2015 is incorporated in this Section 7.01 by reference.

The information responsive to Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this Report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jammin Java Corp.

Date: February 9, 2015	By:	/s/ Anh Tran
Anh Tran
President